UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 5, 2010

                          BEN FRANKLIN FINANCIAL, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                     000-52240                  20-5838969
-----------------------------    ---------------------       -------------------
(State or Other Jurisdiction)    (Commission File No.)         (I.R.S. Employer
    of Incorporation)                                        Identification No.)

830 East Kensington Road, Arlington Heights, Illinois                  60004
-----------------------------------------------------                  -----
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code:  (847) 398-0990
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.
            ---------------------------------------------------

     On May 5, 2010, Ben Franklin Financial, Inc. (the "Company") held its Annual Meeting of Stockholders. At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants. A breakdown of the votes cast is set forth below.

                                                                      Broker
1.   The election of directors              For          Withheld    non-votes
                                         ---------      --------    ---------
     Bernadine V. Dziedzic               1,467,356       62,928      295,161

     Nicholas J. Raino                   1,467,356       62,928      295,161

2. The ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accountants for the year ending December 31, 2010.

      For            Against             Abstain             Broker non-votes
      ---            -------             -------             ----------------

   1,818,470          1,770               5,197                     --


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         No financial statements of businesses acquired are required.

(b)         No pro forma financial information is required.

(c)         Not applicable.

(d)         Exhibits.

            None

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          BEN FRANKLIN FINANCIAL, INC.


DATE:  May 6, 2010                    By: /s/ C. Steven Sjogren
                                          -------------------------------------
                                          C. Steven Sjogren
                                          President and Chief Executive Officer